UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 21, 2011 (February 21, 2011)

ITC^DELTACOM, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State of Incorporation)	0-23253 (Commission File Number)	58-2301135 (I.R.S. Employer Identification No.)

7037 Old Madison Pike, Huntsville, Alabama

(Address of principal executive offices)  (Zip Code)

(256) 382-5900

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report date)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A (“Form 8-K/A”) amends the Current Report on Form 8-K dated February 21, 2011 by ITC^DeltaCom, Inc. (the “Company”) to update the disclosures made in the original Current Report on Form 8-K through the date of the filing of the Company’s Annual Report on Form 10-K. (This Form 8-K/A was initially filed on March 7, 2011; however, it was inadvertently filed under the CIK code of the Company’s parent, EarthLink, Inc.)

4.01  Changes in Registrant’s Certifying Accountant.

On December 8, 2010, EarthLink, Inc. (“EarthLink”) acquired the Company as a wholly-owned subsidiary.  In connection with the consummation of this acquisition, on February 21, 2011, the Company’s Board of Directors approved dismissing BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm of the Company effective upon BDO’s completion of its audit of the Company’s financial statements as of December 31, 2010 and for the period January 1, 2010 to December 7, 2010 (Predecessor period) and the period December 8, 2010 to December 31, 2010 (Successor period) and the filing by the Company of its Form 10-K for the year ended December 31, 2010. The Company’s Board of Directors also approved engaging Ernst & Young LLP (“E&Y”) to serve as the Company’s independent registered public accounting firm for the 2011 fiscal year.  E&Y currently serves as EarthLink’s independent registered public accounting firm.

BDO’s dismissal was completed on March 1, 2011, the date of the completion of its audit of the Company’s financial statements as of December 31, 2010 and for the period January 1, 2010 to December 7, 2010 (Predecessor period) and the period December 8, 2010 to December 31, 2010 (Successor period) and the date of the filing by the Company of its Form 10-K for the year ended December 31, 2010.

During the Company’s fiscal years ended December 31, 2009 and 2010 and for the period January 1, 2011 through March 1, 2011, the Company had no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused BDO to make reference thereto in their reports with respect to the Company’s consolidated financial statements for any of such years. During such periods, there were also no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K. The reports of BDO with respect to the Company’s audited consolidated financial statements for the years ended December 31, 2009 and 2010 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended December 31, 2009 and 2010 and for the period January 1, 2011 through March 1, 2011 (1) neither the Company nor anyone on the Company’s behalf consulted E&Y regarding (a) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or (b) any matter that was the subject of a disagreement or a reportable event as set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K, and (2) E&Y did not provide the Company with a written report or oral advice that they concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue.

The Company provided BDO with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that the firm furnish it with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree.  A copy of the letter provided to BDO is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter from BDO USA, LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: March 10, 2011

EARTHLINK, INC.

	By:	/s/ Bradley A. Ferguson
Bradley A. Ferguson
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from BDO USA, LLP